UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2013

Commission File Number: 000-52752

SILVER STREAM MINING CORP.
(Exact name of registrant as specified in charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

98-0439650
(IRS Employer Identification Number)

Suite 1120, 470 Granville Street

Vancouver, British Columbia

V6C 1V5 Canada

(Address of principal executive offices)

(604) 713-8010
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item  8.01

Other Events

On October 18, 2013, we disseminated a news release stating (i) our NI 43-101 technical report relating to our Metates property in Sinaloa, Mexico (entitled “Technical Brief on the Metates Mine Property, Municipality of Mazatlan, Sinaloa, Mexico” dated April 9, 2013) prepared by Richard Munroe, B.Sc., FGAC, P.Geo (the “Munroe Report”) was under review by the British Columbia Securities Commission ("BCSC”) for compliance with the requirements of NI 43-101 of the Canadian Securities Administrators in connection with certain inferred mineral resources disclosed in the report and (ii) we had made public disclosures of inferred mineral resource estimates on our Metates property based upon the Munroe Report which are not supported by a compliant NI 43-101 technical report, contrary to NI 43-101, and should not be relied upon until they have been verified and supported by an amended technical report.

On December 12, 2013, we notified the BCSC that, due to the continued illness of Mr. Munroe, we had engaged another consultant to review the Munroe Report in connection with preparing an amended technical report, and that the review of the Munroe Report by the consultant revealed that an inferred mineral resource estimate could not be supported on the Metates property.

On December 17, 2013, we disseminated a news release stating (i) the Munroe Report relating to our Metates property is not in compliance with the requirements of Nl 43-101 and, particularly, that the estimation of resources presented in the report is not in compliance with standards set forth in Nl 43-101, (ii) therefore, the technical report cannot be considered a valid NI 43-101 technical report on the Metates property and no resources of any class have been established at the Metates property and (iii) accordingly, we retract all prior disclosure of inferred mineral resource estimates on the Metates property made in our public disclosure documents and they should not be relied upon, as further detailed in the news release.

We plan to engage an independent qualified person to complete another technical report relating to the Metates property which complies with the requirements of Nl 43-101. The report will not propose to establish resources of any class at the Metates property. We anticipate that this technical report on the Metates property will be filed by mid-January, 2014.

A copy of the news release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

Exhibit No.

Description

99.1

News Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18 , 2013	SILVER STREAM MINING CORP.

By: /s/ Robert Bell________________ Robert Bell
President